Prospectus supplement dated December 12, 2013

to the following prospectus(es):

BOA CVUL Future (NWL), BAE Future Corporate FPVUL, Next Generation Corporate Variable

Universal Life, and Future Executive VUL prospectus dated May 1, 2013

BOA CVUL Future (NLAIC) and BOA CVUL (NLAIC) prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

1) The following sub-account is only available in policies that were issued on or before December 31, 2013:

DWS Variable Series II – DWS Small Mid Cap Value VIP: Class B (formerly, DWS Variable Series II – DWS Dreman Small Mid Cap Value VIP: Class B)

2) Effective by the end of December, 2013, Columbia Management Investment Advisers, LLC will no longer be a sub-adviser for the NVIT Multi-Manager Mid Cap Value Fund and will be replaced by WEDGE Capital Management L.L.P. American Century Investment Management, Inc. and Thompson, Siegel & Walmsley LLC will continue to be sub-advisers to the Fund.

PROS-0250